Net finance costs (Tables)	12 Months Ended
Jun. 30, 2026
Text block [Abstract]
Summary of Net Finance Costs

	2026	2025	2024
	US$M	US$M	US$M
Financial expenses
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	1,400	1,325	1,467
Interest capitalised at 5.21% (2025: 5.97%; 2024: 6.82%)[1]	(719)	(595)	(530)
Interest on lease liabilities	194	169	181
Discounting on streaming arrangement liability[2]	11	–	–
Discounting on provisions and other liabilities	1,233	975	1,064
Other gains and losses:
Fair value change on hedged loans	(367)	263	(214)
Fair value change on hedging derivatives	292	(290)	188
Remeasurement of streaming arrangement liability[2]	3	–	–
Exchange variations on net debt	(7)	(94)	27
Other	19	18	15
Total financial expenses	2,059	1,771	2,198
Financial income
Interest income	(573)	(603)	(709)
Other	(31)	(57)	–
Total financial income	(604)	(660)	(709)
Net finance costs	1,455	1,111	1,489

1.
Interest has been capitalised at the rate of interest applicable to the specific borrowings financing the assets under construction or, where financed through general borrowings, at a capitalisation rate representing the average interest rate on such borrowings. Tax relief for capitalised interest is approximately US$216 million (2025: US$179 million; 2024: US$159 million).
2.
Relates to discounting and remeasurement of the other financial liability associated with the Antamina silver streaming agreement with Wheaton Precious Metals International Ltd in accordance with IFRS 9. Refer to note 24 'Financial risk management' for more information.